UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2016

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of The Children’s Place, Inc. (the “Company”) held on May 25, 2016, the Company’s stockholders voted on (i) the election of each of the Company’s four nominees for Class I Directors for a one-year term expiring in 2017, (ii) the ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017, (iii) the re-approval of the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code, (iv) approval of an increase of 715,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan, (v) approval of an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to permit holders of 25% or more of the Company’s Common Stock to call a special meeting of stockholders, (vi) approval of an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Charter, (vii) approval of an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Company’s Bylaws, (viii) approval of an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to update the advance notice provisions governing submissions of proposals at stockholder meetings to lengthen the notice window and to provide a greater deal of certainty as to when proposals must be submitted, (ix) approval of an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to remove the provision governing the removal of directors from the Charter and to replace that provision with a provision in the Company’s Bylaws which will comply with Delaware law once the Company’s Board of Directors is declassified in 2017, (x) approval of an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to remove an uncommon provision governing compromises with creditors, and (xi) approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the 2016 annual meeting.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Class I Directors
Jane Elfers	16,784,993	76,800	470	1,026,288
John E. Bachman	16,784,320	77,233	720	1,026,288
Susan Patricia Griffith	16,459,097	402,696	470	1,026,288
Joseph Gromek	16,373,133	448,440	40,690	1,026,288

Ratification of the Appointment of Independent Registered Public Accounting Firm	17,716,924	130,608	41,016	0

	For	Against	Abstentions	Broker Non-Votes
Re-approval of the Material Terms of the Performance Criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code	16,604,976	254,636	2,650	1,026,289

Approval of a 715,000 Share Increase in the Number of Shares of Common Stock available for Issuance under the Company’s 2011 Equity Incentive Plan	12,002,238	4,859,062	963	1,026,288

Proposed Amendment to the Company’s Charter to Permit Holders of 25% or more of the Company’s Common Stock to call a Special Meeting of Stockholders	16,849,280	11,198	1,784	1,026,289

Proposed Amendment to the Company’s Charter to Remove Supermajority (75%) Stockholder Voting Requirements to Amend Certain Provisions of the Company’s Charter	16,850,815	7,747	3,700	1,026,289

Proposed Amendment to the Company’s Charter to Remove Supermajority Stockholder Voting Requirements to Amend Certain Provisions of the Company’s Bylaws	16,850,780	7,982	3,500	1,026,289

Proposed Amendment to the Company’s Charter to Update the Advance Notice Provisions Governing the Submission of Proposals at Stockholder Meetings to Lengthen the Notice Window and to provide a Greater Deal of Certainty as to when Proposals must be Submitted	16,175,178	684,241	2,843	1,026,289

	For	Against	Abstentions	Broker Non-Votes
Proposed Amendment to the Company’s Charter to Remove the Provision Governing Removal of Directors and to Replace it with a Provision in the Company’s Bylaws which will Comply with Delaware Law once the Company’s Board of Directors is Declassified in 2017	16,854,986	3,682	3,594	1,026,289

Proposed Amendment to the Company’s Charter to Remove an Uncommon Provision Governing Compromises with Creditors	7,218,729	9,639,178	4,355	1,026,289

Compensation Paid to Named Executive Officers (“Say on Pay”)	11,303,545	5,545,466	13,251	1,026,289

*            *            *

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016	THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane T. Elfers
Name: Jane T. Elfers Title: President and Chief Executive Officer